UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                            reported): June 15, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                    1-14164                 95-3518892
----------------------------          -----------            ----------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
         of incorporation)            File Number)          Identification No.)



                       401 North Wabash Avenue, Suite 740
                                Chicago, Il 60611
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (312) 321-2299
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company announced on June 15, 2004 that the audit committee of its Board of Directors is conducting an internal review into practices that resulted in the overstatement of circulation for The Chicago Sun-Times over the past few years. A copy of the Company's press release is attached as Exhibit 99.1 to this filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The exhibits below are filed together with this filing on Form 8-K:

Exhibit 99.1               Press Release dated June 15, 2004.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)


Date: June 16, 2004                     By: /s/ Gordon A. Paris
                                            -----------------------------
                                            Gordon A. Paris
                                            Chairman, President & CEO


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                                  EXHIBIT INDEX



EXHIBIT NUMBER            DESCRIPTION
--------------            -----------

Exhibit 99.1              Press release dated June 15, 2004.